True Drinks Announces First Quarter 2014 Financial Results

IRVINE, CA – (Marketwire – May 13, 2014) – True Drinks, Inc. (OTC QB: TRUU), a healthy beverage provider with major entertainment and media company licensing agreements for use of their characters on its proprietary, patented bottles, today announces its financial results for the quarter ended March 31, 2014.

Lance Leonard, Chief Executive Officer of True Drinks, commented, “True Drinks made some significant strides in the first quarter of 2014. We completed our Series B financing which enabled us to significantly improve our balance sheet, as well as providing us with the capital necessary to prepare for our expansion into new packages and new channels in 2014. We introduced six packs of all of our flavors in February, and we have completed the development of our mixed club pack for introduction in the second quarter. We began to focus on consumption and sell-thru, and as planned, saw the increase in off-take in March. We are also prepared to begin sharing our message that we are the healthiest beverage available with parents across the nation, and we anticipate this to increase brand awareness and sales.”

Achievements in First Quarter of 2014:

•

Finished development and commenced shipping of six packs in our four current flavors, fruit punch, grape, berry and orange;

•

Completed the remainder of our $8.0 Series B Preferred financing;

•

Developed mixed club pack for introduction in second quarter of 2014.

We will hold a conference call to discuss Q1 2014 financial results and to give a shareholder update today, Tuesday, May 13, 2014 at 4:30PM EDT / 1:30PM PDT.

First Quarter 2014 Financial Results Conference Call Details:

Date:

Tuesday, May 13, 2014

Time:

4:30PM Eastern / 1:30PM Pacific

Participant Dial-In:

877-407-8133(Toll Free), 201-689-8040 (International)

It is recommended that participants dial in approximately 10 minutes prior to the start of the 4:30PM Eastern call. There will also be an archived recording of the conference call available under the Investor Relations section of the company website at http://truedrinks.com/investor-relations/.

About True Drinks, Inc.

True Drinks, Inc. is a beverage company with licensing agreements with major entertainment and media companies for use of their characters on its proprietary, patented bottles. AquaBallTM Naturally Flavored Water, the Company's vitamin-enhanced water that was created as a 0 calorie, sugar-free alternative to juice and soda for kids, is currently being sold into mass-market retailers throughout the United States. For more information, please visit www.theaquaball.com and www.truedrinks.com.

FORWARD-LOOKING STATEMENTS Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "estimate," "expect," "forecast," "intend," "may," "plan," "project," "predict," "if," "should" and "will" and similar expressions as they relate to True Drinks, Inc. are intended to identify such forward-looking statements. True Drinks, Inc. may from time to time update these publicly announced projections, but it is not obligated to do so. Any projections of future results of operations or the anticipated benefits of the merger and other aspects of the proposed merger should not be construed in any manner as a guarantee that such results or other events will in fact occur. These projections are subject to change and could differ materially from final reported results. For a discussion of such risks and uncertainties, see "Risk Factors" in True Drink's report on Form 10-K filed with the Securities and Exchange Commission and its other filings under the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Contact:

Investor Relations

True Drinks, Inc.

18552 MacArthur Blvd., Ste. 325

Irvine, CA 92612

ir@truedrinks.com

949-203-3500

Capital Markets Contact:

Alexandra Petek

Director of Client Services

Merriman Capital, Inc.

250 Montgomery Street, 16th Floor

San Francisco, CA 94104

apetek@merrimanco.com

415-248-5681

TRUE DRINKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2014	December 31, 2013
ASSETS	(Unaudited)
Current Assets:
Cash	$2,928,222	$3,136,766
Accounts receivable, net	307,920	175,068
Inventory	1,236,794	1,056,756
Prepaid expenses and other current assets	549,069	591,434
Total Current Assets	5,022,005	4,960,024

Restricted Cash	133,065	133,065
Property and Equipment, net	7,218	8,399
Patents, net	1,317,647	1,352,941
Trademarks, net	36,016	48,516
Goodwill	3,474,502	3,474,502
Total Assets	$9,990,453	$9,977,447

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$938,450	$1,222,404
Convertible notes payable, net	25,000	680,000
Term loan	1,666,667	1,916,667
Derivative liabilities	4,360,969	1,619,021
Total Current Liabilities	6,991,086	5,438,092

Commitments and Contingencies (Note 5)

Stockholders’ Equity:
Common Stock, $0.001 par value, 40,000,000 shares authorized, 34,476,822 and 27,855,587 shares outstanding at March 31, 2014 and December 31, 2013, respectively	34,477	27,886
Preferred Stock – Series B (liquidation preference of $4 per share), $0.001 par value, 2,750,000 shares authorized, 2,082,870 and 1,776,923 shares outstanding at March 31, 2014 and December 31, 2013, respectively	2,082	1,777
Additional paid in capital	16,808,055	14,751,170
Accumulated deficit	(13,845,247)	(10,241,478)

Total Stockholders’ Equity	2,999,367	4,539,355

Total Liabilities and Stockholders’ Equity	$9,990,453	$9,977,447

TRUE DRINKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
	2014	2013

Net Sales	$650,532	$410,801

Cost of Sales	529,301	263,950

Gross Profit	121,231	146,851

Operating Expenses
Selling and marketing	570,528	430,486
General and administrative	991,806	1,045,064
Total operating expenses	1,562,334	1,475,550

Operating Loss	(1,441,103)	(1,328,699)

Other Expense
Change in fair value of derivative liabilities	(2,125,537)	-
Interest expense	(37,129)	(228,199)
	(2,162,666)	(228,199)

NET LOSS	$(3,603,769)	$(1,556,898)

Declared dividends on Preferred Stock	133,204	-

Net loss attributable to common stockholders	(3,736,973)	(1,556,898)

Loss per common share, basic and diluted	(0.13)	(0.06)

Weighted average common shares outstanding, basic and diluted	27,902,154	26,810,744

TRUE DRINKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,603,769)	$(1,556,898)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	3,530	6,226
Amortization	47,794	47,795
Change in estimated fair value of derivative	2,125,537	-
Fair value of stock issued for services	39,875	195,600
Stock based compensation	123,364	436,403
Changes in operating assets and liabilities:
Accounts receivable	(132,852)	(50,775)
Inventory	(180,038)	303,205
Prepaid expenses and other current assets	42,365	(17,367)
Accounts payable and accrued expenses	(287,219)	(251,319)
Net cash used in operating activities	(1,821,413)	(887,130)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	-	262
Purchase of property and equipment	(2,349)	-
Net cash (used in) provided by investing activities	(2,349)	262

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(2,194)	-
Proceeds from issuance of Series B Preferred Stock, net	1,887,412	-
Proceeds from convertible notes payable	-	1,049,000
Repayments on convertible notes payable	(20,000)	(135,000)
Repayments on term loan	(250,000)	-
Net cash provided by financing activities	1,615,218	914,000

NET (DECREASE) INCREASE IN CASH	(208,544)	27,132

CASH – beginning of period	3,136,766	4,449

CASH – end of period	$2,928,222	$31,581

SUPPLEMENTAL DISCLOSURES
Interest paid in cash	$7,944	$13,795
Non-cash financing and investing activities:
Conversion of preferred stock to Common Stock	$6,033	$25,304
Conversion of notes payable and accrued interest to Common Stock	$764,938	$-
Dividends declared but unpaid	$133,204	$-
Warrants issued in connection with Series B Preferred Offering	$616,411	$-